                                                          HECO Exhibit 10.4(d)
                                                          --------------------

[ Maui Electric Company, Ltd. letterhead ]


                                                                October 22, 1998



Mr. Steve Holaday
Hawaiian Commercial & Sugar Company
P. O. Box 266
Puunene, HI  96784

Dear Mr. Holaday:

Re: Agreement to Extend Term of Amended and Restated Power Purchase Agreement Between A&B Hawaii, Inc., through its division, Hawaiian Commercial & Sugar Company, and Maui Electric Company, Limited, dated November 30, 1989, as Amended on November 1, 1990

This will confirm and document the Agreement between A&B Hawaii, Inc., through its division, Hawaiian Commercial & Sugar Company ("HC&S") and Maui Electric Company, Limited ("MECO") to extend the term of the Amended and Restated Power Purchase Agreement Between HC&S and MECO (the "Power Purchase Agreement") as follows:

1. The Power Purchase Agreement shall remain in full force and effect through December 31, 2001, and from year to year thereafter; subject to termination on or after January 1, 2002, on not less than two (2) years' prior written notice by either party.

2. All other terms and conditions of the Power Purchase Agreement shall remain unmodified for the extended term set forth above.

3. To the extent that this Agreement to extend the Power Purchase Agreement requires the approval of the Public Utilities Commission ("PUC") of the State of Hawaii, it is expressly understood and agreed that the obligations of MECO and HC&S hereunder are contingent upon the continuing approval of the PUC.

If the foregoing meets with your approval, please execute the below acknowledgment and return the original to me, retaining the duplicate original for your files. MECO values its long-standing relationship with HC&S, and thanks you for your willingness to work cooperatively to position both companies for the future.

                             MAUI ELECTRIC COMPANY, LIMITED

                             By    /s/ T. Michael May
                                 --------------------------

                             Its   Chairman
                                 --------------------------

                             Date:    October 23, 1998
                                   ------------------------


                             By    /s/ William A. Bonnet
                                 --------------------------

                             Its   President
                                 --------------------------

                             Date:    October 22, 1998
                                   ------------------------


Acknowledged and agreed:

A&B-HAWAII, INC., by its division
HAWAIIAN COMMERCIAL & SUGAR COMPANY

By    /s/ J. Stephen Holaday
    -------------------------------

Its    Sr. Vice President
     -----------------------------

Date:    Oct. 27, 1998
       ---------------------------


By    /s/ Alyson J. Nakama
    -------------------------------

Its    Secretary
     ------------------------------

Date:    Oct. 28, 1998
       ----------------------------



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